FIRST EAGLE FUNDS
T SHARE CLASS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 1, 2019
TO PROSPECTUS DATED MARCH 1, 2019,
AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Class T Share Prospectus dated March 1, 2019, as supplemented. Please review these matters carefully.

Effective July 1, 2019 through February 28, 2021, the Adviser has contractually agreed to waive its management fee with respect to the first $2.25 billion of the First Eagle Fund of America’s (the “Fund”) average daily net assets by 0.05%, which has the effect of reducing the annual management fee with respect to the first $2.25 billion of the Fund’s average daily net assets from 0.90% to 0.85%. The management fee breakpoints with respect to the Fund’s average daily net assets in excess of $2.25 billion up to $5 billion and in excess of $5 billion will remain unchanged, and are 0.85% and 0.80%, respectively.

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The information in this Supplement modifies the First Eagle Funds’ Class T Share Prospectus dated March 1, 2019, as supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “Summary Information about the First Eagle Fund of America—Fees and Expenses of the Fund of America” and “Fund Management—The Adviser.” For example, the footnote to the Management Fees line item in the Fund’s fee and expense table appearing on page 46 and the footnote to the Management Fee table related to the Fund appearing on page 67 is replaced with: “0.90% (waived to 0.85%) of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the first $2.25 billion of the Fund’s average daily net assets for the period through February 28, 2021.”

As noted in the First Eagle Funds’ Class T Share Prospectus, the Class T shares are not yet available for sale to the general public.